                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Habersham Bancorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               HABERSHAM BANCORP
                               Highway 441 North
                                 P.O. Box 1980
                            Cornelia, Georgia 30531
                                 (706) 778-1000


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD SATURDAY, APRIL 20, 1996.

To the Shareholders of HABERSHAM BANCORP:

         Notice is hereby given that the annual meeting of shareholders of Habersham Bancorp (the "Company") will be held on Saturday, April 20, 1996, at 1:00 p.m., in the Central Office of Habersham Bank at Highway 441 North, Cornelia, Georgia, for the following purposes:

         (1)     To elect the directors for the ensuing year;

         (2) To approve the Habersham Bancorp 1996 Incentive Stock Option Plan; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 8, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

                                           By Order of the Board of Directors,



                                           David D. Stovall
                                           President and Chief Executive Officer

March 21, 1996

                               HABERSHAM BANCORP
                               Highway 441 North
                                 P.O. Box 1980
                            Cornelia, Georgia  30531


                                PROXY STATEMENT

                       --------------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Habersham Bancorp (the "Company"), for use at the annual meeting of shareholders to be held on Saturday, April 20, 1996, at 1:00 p.m., in the Central Office of Habersham Bank at Highway 441 North, Cornelia, Georgia, and at any adjournments thereof. This Proxy Statement and the form of proxy were first mailed to shareholders on or about March 21, 1996. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the form of proxy is signed and returned but specifications are not made, the proxy will be voted FOR the election of the nominated directors and FOR the adoption of the Habersham Bancorp 1996 Incentive Stock Option Plan (the "Stock Option Plan"). Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to Edward D. Ariail, Vice President and Secretary of the Company, at the Company's Central Office, either an instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

         The close of business on March 8, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value (the "Stock"), authorized, of which 2,325,781 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.

         A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. Abstentions and broker non-votes (which are described below) will be counted in determining whether a quorum exists. Directors are elected by a plurality of the votes cast by the shares entitled to be voted in such election. Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors. Accordingly, votes withheld by shareholders present at the annual meeting who do not choose to vote in the election of directors will have no effect on the outcome of the election.

         Because the Company intends to take advantage of federal securities regulations applicable to plans approved by its shareholders, Rule 16b-3(b)(1) promulgated under the Securities Exchange Act of 1934 requires that the Stock Option Plan be approved by a majority of the shares represented at the annual meeting and entitled to vote. Consequently, abstentions will have the same legal effect as votes against the proposal to adopt the Stock Option Plan. In contrast, broker

"non-votes" resulting from a broker's inability to vote a client's shares on non-discretionary matters such as the Stock Option Plan will have no effect on the approval of such matters.

         All other matters that may be considered and acted upon by the shareholders at the annual meeting require that the number of shares voted in favor of the proposal exceed the number of shares voted against the proposal, provided a quorum is present. Only votes actually cast will be counted for the purpose of determining whether a proposal is approved by the shareholders. Abstentions and broker "non-votes" are treated as "true abstentions" under Georgia law and not as negative votes. Consequently, abstentions and broker non-votes will have no effect on the outcome of the vote on other proposals that may be brought before the meeting.

                                  THE COMPANY

         The Company was organized in 1984 as a bank holding company under the laws of the State of Georgia. The Company's bank subsidiaries, Habersham Bank and Security State Bank, engage in general commercial banking business. Habersham Bank also provides data processing services to financial institutions. The Company has one direct nonbank subsidiary, The Advantage Group, Inc., and one indirect nonbank subsidiary, BancMortgage Financial Corp. The Advantage Group, Inc. engages in the development and marketing of personal computer software, provides management consulting advice to depository institutions and administers the Company's Kids' Advantage banking program. BancMortgage Financial Corp. is a full service mortgage lending and servicing subsidiary located in the northern Atlanta metropolitan area.

                               OWNERSHIP OF STOCK

                           Principal Holders of Stock

         On March 8, 1996, the Company had 615 shareholders of record. The following table sets forth the persons who beneficially owned, as of March 8, 1996, 5% or more of the outstanding shares of Stock to the best information and knowledge of the Company. According to rules adopted by the Securities and Exchange Commission, one is a "beneficial owner" of securities if one has or shares the power to vote the securities or to direct their investment. Unless otherwise indicated, each person is the record owner of and has sole voting and investment power with respect to, his or her shares.

Name and Address of                         Amount and Nature of                            Percent
Beneficial Owner                            Beneficial Ownership                            of Class  (1)
---------------------                       --------------------                            -------------
John Robert Arrendale                              230,230                                      9.90%
200 Hillcrest Heights
Cornelia, Georgia  30531

Name and Address of                         Amount and Nature of                            Percent
Beneficial Owner                            Beneficial Ownership                            of Class  (1)
---------------------                       --------------------                            -------------
Thomas A. Arrendale, Jr.                             191,250 (2)                                 8.20%
P. O. Box 558
Baldwin, Georgia  30511

Thomas A. Arrendale, III                             266,420 (2)                                11.42%
P. O. Box 558
Baldwin, Georgia  30511

Cyndae Arrendale                                     125,000                                     5.37%
P. O. Box 558
Baldwin, Georgia  30511

David D. Stovall                                     142,447 (3)                                 6.01%
133 Grand Avenue
Cornelia, Georgia  30531

Footnotes

(1) The number of issued and outstanding shares used to calculate the percentage of total ownership includes any shares covered by the option(s) issued to the individual identified in the table.

(2) Includes 6,250 shares subject to options exercisable on or before May 7, 1996.

(3) Includes 88,785 shares owned of record by Mr. Stovall and his wife, 7,334 shares owned of record by Mr. Stovall jointly with his wife and daughter, and 46,318 shares subject to options exercisable on or before May 7, 1996.
Excludes 4,611 shares (as of the latest available evaluation of 12/31/95) held in Mr. Stovall's account in the Company's 401(k) Savings Investment Plan Trust (the "Savings Plan"), as to which Mr. Stovall has no voting or investment power.

                           Stock Owned by Management

         The following table sets forth the number and percentage ownership of shares of Stock beneficially owned by each director of the Company, each executive officer named in the Summary Compensation Table contained elsewhere in this Proxy Statement and all directors and executive officers as a group, as of March 8, 1996. Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to, his shares.

                                                  Number of Shares                            Percentage
Name and Address                                 Beneficially Owned                           of Total (1)
----------------                                 ------------------                           ------------
Thomas A. Arrendale, Jr.                              191,250 (2)                                 8.20%
P. O. Box 558
Baldwin, Georgia  30511

Thomas A. Arrendale, III                              266,240 (2)                                11.42%
P. O. Box 558
Baldwin, Georgia  30511

James J. Holcomb                                       25,100 (2)                                 1.08%
P. O. Box 437
Clarkesville, Georgia  30523

James A. Stapleton, Jr.                                 6,700 (2) (3)                              *
P. O. Box 40
Cornelia, Georgia  30531

David D. Stovall                                      142,447 (4)                                 6.01%
133 Grand Avenue
Cornelia, Georgia  30531

C. Kenneth White                                      111,513 (5)                                 4.77%
509 Mt. Sinai
Dalton, Georgia  30720

Calvin R. Wilbanks                                      8,250 (2)                                  *
Route 1, Box 1888
Demorest, Georgia  30535

All Directors and Executive
Officers as a Group (9 persons)                       816,356 (6)                                33.30%

Footnotes

(*) Indicates less than 1%.

(1) The number of issued and outstanding shares used to calculate the percentage of total ownership includes any shares covered by the option(s) issued to the individual or to members of the group, as applicable, identified in the table.

(2) Includes 6,250 shares subject to options exercisable on or before May 7, 1996.

(3) Mr. Stapleton owns 450 of the indicated shares jointly with his children.

(4) Includes 88,795 shares owned of record by Mr. Stovall and his wife, 7,334 shares owned of record by Mr. Stovall jointly with his wife and daughter, and 46,318 shares subject to options exercisable on or before May 7, 1996. Excludes 4,611 shares (as of the latest available evaluation of 12/31/95) held in Mr. Stovall's account in the Savings Plan, as to which Mr. Stovall has no voting or investment power.

(5) Includes 6,678 shares subject to options exercisable on or before May 7, 1996 and 103,945 shares registered to Lexus Industries of Georgia and with respect to which Mr. White may be deemed to have sole voting and investment power.

(6) Of the indicated shares, 125,526 shares are subject to options exercisable on or before May 7, 1996. Excludes 9,546 shares (as of the latest available evaluation of 12/31/95) held in accounts for the benefit of the Company's executive officers under the Savings Plan, as to which participants have no voting or investment power.

         Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in their ownership of the Company's Stock. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1995, its directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

         Thomas A. Arrendale, Jr. is the father of Thomas A. Arrendale, III.


                       PROPOSAL 1:  ELECTION OF DIRECTORS

                                    Nominees

         The Board of Directors proposes that the nominees listed below be elected as directors of the Company to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

         If any of such nominees becomes unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated.

         The following table sets forth, for each director, his name and age at December 31, 1995, the year he was first elected as a director of the Company, his position with the Company other than as a director and his principal occupation and other business experience for the past five years. During 1995, the individuals listed below (with the exception of Mr. White) also served as directors of Habersham Bank.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW.

                                              Year
                                              First          Position with Company;
Name                              Age         Elected        Business Experience
----                              ---         -------        ----------------------
Thomas A. Arrendale, Jr.          75          1984           Chairman of the Board of the Company and Habersham Bank;
                                                             prior to April 1990, President of the Company; President of
                                                             Habersham Bank, August 1989-April 1990; Director and
                                                             President (prior to July 1990, Vice President), Fieldale
                                                             Farms, Inc. (poultry processing and distribution)

Thomas A. Arrendale, III          38          1990           Vice Chairman of the Board of the Company and Habersham
                                                             Bank since September 1991; Director of Marketing, Fieldale
                                                             Farms, Inc. (poultry processing and distribution)

James J. Holcomb                  73          1984           Owner, Mt. Airy Wood Preserving (wood products)

James A. Stapleton, Jr.           47          1990           President and General Manager, Habersham Metal Products

David D. Stovall                  39          1989           President and Chief Executive Officer of the Company and
                                                             Habersham Bank since April 1990; prior thereto, Executive
                                                             Vice President and Chief Operating Officer of Habersham
                                                             Bank and Comptroller, Secretary and Treasurer of the
                                                             Company; President and Chairman of the Board of The
                                                             Advantage Group, Inc.; Chairman of the Board of Directors
                                                             of Security State Bank; Chairman of the Board of Directors
                                                             of BancMortgage Financial Corp.


                                              Year
                                              First          Position with Company;
Name                              Age         Elected        Business Experience
----                              ---         -------        ----------------------
C. Kenneth White                  55          1995           Consultant, Certified Public Accountant and Private
                                                             Investor

Calvin R. Wilbanks                50          1990           Co-Owner, C.P. Wilbanks Lumber Company


                      Meetings and Committees of the Board

         The regular meetings of the Board of Directors of the Company are scheduled to take place on the third Saturday of the first month of each quarter and otherwise as necessary. The Board of Directors of Habersham Bank is scheduled to meet on the third Saturday of each month and the Board of Directors of Security State Bank is scheduled to meet on the third Monday of each month. During 1995, the Board of Directors of the Company met nine times, the Board of Directors of Habersham Bank met 12 times and the Board of Directors of Security State Bank met 12 times. Each director of the Company attended at least 75% of the meetings of the Board of Directors of the Company and the committees of which he was a member (if any), and each director of Habersham Bank and Security State Bank attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of which he was a member.

         The Board of Directors of the Company has established a Compensation Committee and an Audit Committee. The Compensation Committee is composed of Thomas A. Arrendale, Jr. and James J. Holcomb, and was established to determine the compensation of Company officers. The Committee also administers the Company's employee stock option plans. The Committee met once in 1995.

         The Audit Committee's functions include (a) providing assistance to the Board of Directors in fulfilling its responsibilities for examinations of the Company by regulatory agencies and independent auditors; (b) determining that the Company has adequate administrative, operating and internal accounting controls and that it is operating in accordance with prescribed procedures; and
(c) serving as an independent party in the review of the financial information of the Company prior to its distribution to the Company's shareholders and the public. The current members of the Audit Committee are: James J. Holcomb (Chairman), James A. Stapleton, Jr., C. Kenneth White and Calvin R. Wilbanks. Meetings are called by the Committee Chairman or the Company's internal auditor. During 1995, the Audit Committee met three times.

         Neither the Company nor any of its subsidiaries has a standing nominating committee.

                           Compensation of Directors

         With the exception of C. Kenneth White, the same individuals who served as directors of the Company in 1995 also served as directors of Habersham Bank. They were compensated for their service to the Company and to Habersham Bank at rates of from $500 to $3,000 per Board meeting attended. Directors of Security State Bank (including Mr. Stovall and Mr. White) receive the same compensation as directors of Habersham Bank. Directors are not compensated for their service as members of committees. Mr. Stovall received a total of $14,000 in director fees for 1995.

         Directors of the Company and its bank subsidiaries who are not employees of the Company or any of its subsidiaries are granted options annually under the Habersham Bancorp Outside Directors' Stock Option Plan (the "Directors' Plan"). On December 31 of each year, so long as the Company or the applicable bank subsidiary has a return on beginning assets of at least one percent for the prior 12-month period, each eligible director of the Company receives an option to purchase 1,000 shares of Stock at an exercise price equal to the fair market value of the Stock on the date of grant and each director of a bank subsidiary receives an option to purchase 250 shares on the same terms. Options are exercisable in full six months after the date of grant. On December 31, 1995, each of the directors of the Company (except for Mr. Stovall) received options to purchase 1,250 shares of Stock at an exercise price of $13.50 per share under the Directors' Plan.

                               EXECUTIVE OFFICERS

         Officers of the Company are appointed by and hold office at the discretion of the Board of Directors of the Company. The following table sets forth for each executive officer of the Company (a) the person's name, (b) his or her age at December 31, 1995, (c) the year he or she was first elected as an officer of the Company, (d) his or her position with the Company and its subsidiaries, and (e) other business experience for the past five years, if he or she has been employed by the Company or any subsidiary for less than five years.

                                              Year
                                              First          Position and
Name                              Age         Elected        Business Experience
----                              ---         -------        ----------------------
Thomas A. Arrendale, Jr.          75          1984           Chairman of the Board of the Company and Habersham Bank;
                                                             prior to April 1990, President of the Company; President of
                                                             Habersham Bank, August 1989 - April 1990; Director and
                                                             President (prior to July 1990, Vice President), Fieldale
                                                             Farms, Inc. (poultry processing and distribution)



                                                             Position with Company,
                                              Year           Bank and The Advantage
                                              First          Group, Inc.;
Name                              Age         Elected        Business Experience
----                              ---         -------        ----------------------
David D. Stovall                  39          1984           President and Chief Executive Officer of the Company and
                                                             Habersham Bank since April 1990; prior thereto, Executive
                                                             Vice President and Chief Operating Officer of Habersham
                                                             Bank and Comptroller, Secretary and Treasurer of the
                                                             Company; President and Chairman of the Board of The
                                                             Advantage Group, Inc.; Chairman of the Board of Directors
                                                             of BancMortgage Financial Corp.; Chairman of the Board of
                                                             Directors of Security State Bank

Edward D. Ariail                  37          1990           Vice President and Corporate Secretary of the Company since
                                                             April 1990; Executive Vice President of Habersham Bank
                                                             since October 1995; prior thereto, Vice President of
                                                             Habersham Bank; Executive Vice President of The Advantage
                                                             Group, Inc. since May 1989; member of the Board of
                                                             Directors of BancMortgage Financial Corp.

Pamela D. Spangler                47          1985           Assistant Vice President of the Company, Senior Vice
                                                             President of Habersham Bank and Secretary of The Advantage
                                                             Group, Inc.


                             EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer for the fiscal years ended December 31, 1993, 1994 and 1995. None of the Company's other executive officers earned over $100,000 in salary and bonus during 1995.

                           Summary Compensation Table



                                                                         Long-Term
                                          Annual Compensation(1)         Compensation(2)
                                          ---------------------          --------------

                                                                         Securities
        Name and                                                         Underlying                     All
       Principal                    Salary                               Options/                      Other
        Position         Year        ($)            Bonus($)             SARs(#)                  Compensation($)
        --------         ----       ------          --------             -------                  ---------------
 David D. Stovall        1995       120,000            0                 16,318 (3)                  7,157 (4)
 Chief Executive         1994       120,000            0                      0                      6,388 (5)
 Officer                 1993       114,537            0                  2,000                      6,853 (6)

----------------------------


(1) Information with respect to certain perquisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure under SEC regulations.

(2) The Company has not awarded any restricted stock or long-term incentives other than stock options. Accordingly, columns relating to such awards have been omitted.

(3) Includes options to purchase 6,318 shares that were granted in exchange for options to purchase common stock of Security Bancorp, Inc., which was acquired by the Company on June 30, 1995.

(4) Includes $3,604 in Company contributions to Mr. Stovall's account under the Savings Plan and $3,553 in premiums paid by the Company in 1995 under a split dollar life insurance policy for the benefit of Mr. Stovall.

(5) Includes $2,835 in Company contributions to Mr. Stovall's account under the Savings Plan and $3,553 in premiums paid by the Company in 1994 under a split dollar life insurance policy for the benefit of Mr. Stovall.

(6) Includes $3,300 in Company contributions to Mr. Stovall's account under the Savings Plan and $3,553 in premiums paid by the Company in 1993 under a split dollar life insurance policy for the benefit of Mr. Stovall.

         The following table sets forth information regarding the grant of stock options to the Company's Chief Executive Officer during 1995. All options shown are presently exercisable. The Company did not award any stock appreciation rights during 1995.


                                            Option Grants in Last Fiscal Year
                                            ---------------------------------
                                                   (Individual Grants)

                             Number of         Percent of Total
                            Securities          Options Granted
                            Underlying          to Employees in       Exercise Price          Expiration
         Name             Options Granted         Fiscal Year            ($/share)               Date
         ----             ---------------         -----------            ---------               ----
 David D. Stovall             10,000                 16.0                 $ 13.50              12/31/05
                               5,265 (1)              8.4                   10.63               4/19/03
                               1,053 (1)              1.7                   10.63               1/15/04


----------------------------

(1) Represents options granted in exchange for options to purchase common stock of Security Bancorp, Inc., which was acquired by the Company on June 30, 1995.

         The following table contains information, with respect to the Company's Chief Executive Officer, concerning the exercise of options during 1995 and unexercised options held as of the end of 1995.


  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values



                                                                                              Value of Unexercised
                                                            Number of Unexercised                 In-the-Money
                                                            Options at FY-End (#)            Options/SARs at FY /End
                                                            ---------------------            -----------------------
                                                                                                     ($)(1)
                         Shares                                                                      ------
                        Acquired       Value
                       on Exercise   Realized
        Name               (#)          ($)       Exercisable      Unexercisable        Exercisable       Unexercisable
        ----           ----------    ---------    -----------      -------------        -----------       -------------
 David D. Stovall        10,000       66,310         46,318              0                $168,673           0

--------------------------

(1) Calculated by subtracting the exercise price from the market price of the Common Stock at fiscal year-end and multiplying the resulting figure by the number of shares subject to in-the-money options.


                              CERTAIN TRANSACTIONS

         Some Company directors, officers, principal shareholders and their associates were customers of, or had transactions with, the Company or its subsidiaries in the ordinary course of business during 1995. Some of the directors of the Company are directors, officers, trustees or principal securities holders of corporations or other organizations which also were customers of, or had transactions with, the Company or its subsidiaries in the ordinary course of business during 1995.

         All outstanding loans and other transactions with the directors, officers and principal shareholders of the Company or its subsidiaries were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectability or present other unfavorable features. In addition to banking and financial transactions, the Company and its subsidiaries may have had additional transactions with, or used products or services of, various organizations of which directors of the Company and its subsidiaries were associated. The amounts involved in such noncredit transactions have in no case been material in relation to the business of the Company, its subsidiaries or such other organizations. It is expected that the Company and its subsidiaries will continue to have similar transactions in the ordinary course of its business with such individuals and their associates in the future.


                 PROPOSAL 2:  ADOPTION OF THE HABERSHAM BANCORP
                        1996 INCENTIVE STOCK OPTION PLAN

Introduction

         On February 21, 1996, the Board of Directors of the Company approved the Habersham Bancorp 1996 Incentive Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan provides the Company with increased flexibility to grant equity-based compensation to key employees of the Company or an affiliate for the purpose of giving them a proprietary interest in the Company to align more closely their interests with those of stockholders generally and providing the Company with a mechanism to attract and retain key personnel. The Company has reserved 250,000 shares of Stock for issuance pursuant to awards that may be made under the Stock Option Plan.

         The following description of the Stock Option Plan is qualified in its entirety by reference to the applicable provisions of the Stock Option Plan, which is attached as Appendix A to this Proxy Statement.

Terms of the Stock Option Plan

         Administration . Awards under the Stock Option Plan will be determined by a committee of the Board of Directors (the "Committee"), the members of which are selected by the Board of Directors. Only persons who satisfy the criteria of "disinterested persons" set forth in Rule 16b-3(c) may be members of the Committee. The Committee shall have at least two members. The Compensation Committee of the Board of Directors currently serves as the Committee. The members of the Committee are indemnified by the Company for their actions as Committee members if those acts are not determined to be the result of negligence or misconduct.

         Awards. The Stock Option Plan permits the Committee to make awards of incentive stock options for the purchase of shares of Stock, as well as non-qualified options to the extent that an incentive stock option award exceeds certain statutory limitations.

         The number of shares as to which an option is granted, to whom an option is granted and the terms and conditions of any option award will be determined by the Committee, subject to the provisions of the Stock Option Plan.

         Term. The Stock Option Plan will expire ten years following the effective date of the plan, subject to any earlier termination of the Stock Option Plan effected by the Board of Directors.

         Granting of Options to Purchase Stock. Options may be granted pursuant to the Stock Option Plan only to employees of the Company or any subsidiary.

         The number of shares of Stock as to which an option will be granted will be determined by the Committee in its sole discretion, as long as the total number of the shares available for grants under the Stock Option Plan does not exceed 250,000. Further, to the extent required under Section 162(m) of the Internal Revenue Code and the regulations thereunder for compensation to be treated as qualified, performance-based compensation, the maximum number of shares of Stock with respect to which options may be granted during any single fiscal year of the Company to any employee cannot exceed 100,000.

         Each option granted under the Stock Option Plan will be evidenced by an option agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate and which will specify at a minimum the number of shares of Stock subject to the grant, the option price and the option term. In addition, in the event the aggregate fair market value, as determined as of the option grant date, of Stock subject to such options (under all plans of the Company and subsidiaries) that first become exercisable during any calendar year exceeds $100,000, then such options in excess of this limitation will not be incentive stock options and, to the extent such options were granted pursuant to the Stock Option Plan, they will be treated as non-qualified stock options.

         Options are not transferable or assignable except by will or by the laws of descent or distribution and are exercisable during the recipient's lifetime only by the recipient.

         Option Price. The exercise price per share of Stock purchased under any option will be set forth in the applicable option agreement and will in no event be less than the fair market value of a share of Stock. With respect to an option granted to the holder of over 10% of the Stock of the Company, the exercise price will in no event be less than 110% of the fair market value of a share of Stock on the date the option is granted.

         The Stock Option Plan generally provides that the Committee may select among the following alternatives for payment of an option's exercise price: cash, surrender of previously owned shares, and cashless exercise through a broker.

         Option Term. The term of an option will be specified in the applicable option agreement and will expire no later than five years from the date of grant. In addition, the option agreement will provide that, in the event of a termination of employment, the then unexpired portion of the option will terminate on the date of termination of employment, except that in the case of a recipient whose termination of employment is due to death, the unexpired portion of the option will terminate no later than one year following the termination of employment.

         Treatment of Awards Upon Termination of Employment. Any award under the Stock Option Plan to a recipient whose employment is terminated may be cancelled, accelerated, paid or continued as provided in the applicable option agreement or, in the absence of such a provision, as the Committee may determine.

         Termination and Amendment of the Stock Option Plan. The Board of Directors at any time may amend or terminate the Stock Option Plan without stockholder approval; provided, however, that the Board may condition any amendment on the approval of the stockholders if such approval is necessary or advisable with respect to tax, securities or other applicable laws.

         Changes in Capitalization. The Stock Option Plan provides for an adjustment in the number and types of shares of Stock reserved under the Plan and subject to awards issued pursuant to the Stock Option Plan in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

         In the event of certain corporate reorganizations, options may be substituted, cancelled, accelerated, cashed out or otherwise adjusted by the Committee, as provided by the express terms of an option agreement or, if not expressly addressed therein, as the Committee may subsequently determine.

Federal Income Tax Consequences

         The following discussion outlines generally the federal income tax consequences of participation in the Plan. Individual circumstances may vary these results. The federal income tax laws and regulations are frequently amended, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Plan. If the recipient is subject to Section 16(b) of the Exchange Act special rules may apply to determine the federal income tax consequences of certain option exercises.

         Incentive Stock Options. The recipient of an incentive stock option is not subject to any federal income tax upon the grant of such an option pursuant to the Stock Option Plan, nor does the grant of an incentive stock option result in an income tax deduction for the Company. Further, a recipient will not recognize income for federal income tax purposes and the Company normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares of Stock to the recipient. However, the excess of the fair market value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the recipient for the year in which the option is exercised. Thus, certain recipients may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Internal Revenue Code.

         If the shares of Stock transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the recipient generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the excess of the fair market value of the shares transferred upon exercise over the exercise price for such shares. The balance, if any, of the recipient's gain over the amount treated as ordinary income on disposition generally will be treated as long- or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company normally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the recipient, provided the Company satisfies applicable federal income tax withholding requirements.

         If the shares of Stock transferred upon the exercise of an incentive stock option are disposed of after the holding periods have been satisfied, such disposition will result in a long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to a federal income tax deduction as a result of a disposition of such shares after these holding periods have been satisfied.

         Non-Qualified Options. A recipient will not recognize income upon the grant of a non-qualified option or at any time prior to the exercise of the option or a portion thereof. At the time the recipient exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Stock on the date the option is exercised over the price paid for the Stock, and the Company will then be entitled to a corresponding deduction.

         Depending upon the period shares of Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

         Special rules apply to a participant who exercises a non-qualified option by paying the exercise price in whole or in part by a transfer of shares of Stock to the Company.

Stockholder Approval

         The Board of Directors seeks stockholder approval because such approval is required under the Internal Revenue Code as a condition of incentive stock option treatment and also because certain eligible participants in the Stock Option Plan are subject to Section 16 of the Exchange Act. If the Stock Option Plan is not approved by the stockholders, awards made to these persons may be deemed "purchases" of common stock for purposes of the short-swing profit recovery provision of Section 16.

         Approval of the Stock Option Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Stock of the Company present, or represented and entitled to vote, at the annual meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE STOCK OPTION PLAN.

                               ACCOUNTING MATTERS

         Deloitte & Touche, independent public accountants, was appointed by the Board of Directors of the Company to examine the Company's financial statements for the year ended December 31, 1995. The Board of Directors intends to continue the services of this firm for the year ending December 31, 1996, and a decision on the selection of auditors will be made at the April 1996 Board meeting.

         A representative of Deloitte & Touche will be present at the meeting to respond to any appropriate questions and to make a statement if he desires to do so.

                                 MISCELLANEOUS

                             Shareholder Proposals

         Any shareholder of the Company wishing to submit a proposal for action at the next annual meeting of shareholders of the Company and desiring inclusion of the same in management's proxy materials must provide a written copy of the proposal to management of the Company not later than November 18, 1996. Any such proposal must comply in all respects with the rules and regulations of the SEC.

                                 Other Matters

         The Board of Directors of the Company knows of no other matters which may be brought before the meeting. If, however, any matter other than the election of directors or matters incident thereto should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

                      Expenses and Solicitation of Proxies

         The expenses of the solicitation will be paid by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and its subsidiaries may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company will request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the shares of Stock held of record by such persons, and, upon request, will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

                                                                      APPENDIX A

                               HABERSHAM BANCORP
                        1996 INCENTIVE STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                                              Page
SECTION 1 DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.1   "Board of Directors" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.2   "Code" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.3   "Committee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.4   "Company"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.5   "Disability" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.6   "Fair Market Value"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.7   "Option" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.8   "Option Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.9   "Over 10% Owner" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.10  "Participant"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.11  "Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    1.12  "Stock"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    1.13  "Subsidiary" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    1.14  "Termination of Employment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

SECTION 2 THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    2.1   Purpose of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    2.2   Stock Subject to the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    2.3   Administration of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    2.4   Eligibility and Limits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

SECTION 3 TERMS OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
    3.1   Terms and Conditions of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
    3.2   Option Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
    3.3   Option Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
    3.4   Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
    3.5   Conditions to the Exercise of an Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
    3.6   Special Provisions for Certain Substitute Options  . . . . . . . . . . . . . . . . . . . . . . . . .   5
    3.7   Treatment of Awards Upon Termination of Employment . . . . . . . . . . . . . . . . . . . . . . . . .   5

SECTION 4 GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
    4.1   Changes in Capitalization; Merger; Liquidation.  . . . . . . . . . . . . . . . . . . . . . . . . . .   5
    4.2   Right to Terminate Services. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
    4.3   Restrictions on Delivery and Sale of Shares; Legends.  . . . . . . . . . . . . . . . . . . . . . . .   6
    4.4   Nonalienation of Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
    4.5   Termination and Amendment of the Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
    4.6   Choice of Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
    4.7   Effective Date of Plan.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
    4.8   Term.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

                               HABERSHAM BANCORP
                        1996 INCENTIVE STOCK OPTION PLAN

                             SECTION 1  DEFINITIONS

         Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

         1.1 "Board of Directors" means the board of directors of the Company.

         1.2 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         1.3 "Committee" means a committee composed of members of the Board of Directors appointed by the Board of Directors to administer the Plan.

         1.4     "Company" means Habersham Bancorp, a Georgia corporation.

         1.5 "Disability" means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Committee and shall be supported by advice of a physician competent in the area to which such Disability relates.

         1.6 "Fair Market Value" refers to the fair market value of the Stock as of a particular date, as determined in good faith by the Company; provided that the Committee uses a reasonable valuation method in determining fair market value in accordance with Code Section 422 and the regulations issued thereunder and provided further that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

         1.7 "Option" means an incentive stock option, but includes any option granted under the Plan that is treated as a nonqualified stock option pursuant to Section 2.4.

         1.8 "Option Agreement" means a written agreement between the Company and a Participant or other documentation evidencing an award of an Option.

         1.9 "Over 10% Owner" means an individual who at any time an incentive stock option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Subsidiaries, determined applying the attribution rules of Code Section 424(d).

        1.10 "Participant" means an individual who receives an Option hereunder.

         1.11    "Plan" means the Habersham Bancorp 1996 Incentive Stock
Option Plan.

         1.12    "Stock" means the Company's common stock $1.00 par value.

         1.13 "Subsidiary" means, with respect to the Company, any subsidiary corporation within the meaning of Code Section 424(f).

         1.14 "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company and its Subsidiaries, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

                              SECTION 2  THE PLAN

         2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to certain officers and key employees of the Company and its Subsidiaries to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by certain officers and key employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

         2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 4.1, 250,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time shall the Company have outstanding Options and shares of Stock issued in respect of Options under the Plan in excess of the Maximum Plan Shares, determined in accordance with Rule 16b-3(a)(1) as promulgated under the Securities Exchange Act of 1934, as amended from time to time.

         2.3 Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the persons to whom Options shall be granted and the terms and provisions of Options, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

         The Committee shall consist of two or more directors, each of whom is not, during the one year prior to service as a member of the Committee, granted or awarded equity securities of the Company or an affiliate pursuant to the Plan or any other plan of the issuer or an affiliate, except as may be permitted under Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934.

         In addition to any other rights of indemnification that they may have as directors of the Company or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereon, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after the institution of any action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         2.4 Eligibility and Limits. Options may be granted only to employees of the Company or any Subsidiary. In addition, in the event the aggregate Fair Market Value (determined as of the option grant date) of stock subject to such Options (under all plans of the Company and Subsidiaries) that first become exercisable during any calendar year by an amount that exceeds $100,000, then such Options in excess of the limitation shall not be incentive stock options and, to the extent such Options were granted pursuant to this Plan, they shall be treated as nonqualified stock options.

                          SECTION 3  TERMS OF OPTIONS

         3.1     Terms and Conditions of Options.

         (a) The number of shares of Stock as to which an Option shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. Notwithstanding the preceding, to the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any single fiscal year of the Company to any employee shall not exceed 100,000.

         (b) The date an Option is granted shall be the date on which the Committee has approved the terms and conditions of the Option and has determined the recipient of the

Option and the number of shares covered by the Option and has taken all such other action necessary to complete the grant of the Option.

         (c) Options shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

         (d) Each Option granted under the Plan shall be evidenced by an Option Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate, which shall specify, at a minimum, the number of shares of Stock subject to the grant, the option price and the option term. Each Option Agreement shall be subject to the terms of the Plan and any provision contained in the Option Agreement that is inconsistent with the Plan shall be null and void.

         3.2     Option Price.  Subject to adjustment in accordance with
Section 4.2 and the other provisions of this Section 3, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Option Agreement and shall in no event be less than the Fair Market Value of a share of Stock. With respect to an Option grant to an Over 10% Owner, the Exercise Price shall in no event be less than 110% of Fair Market Value of a share of Stock on the date the Option is granted.

         3.3 Option Term. The term of an Option shall be as specified in the applicable Option Agreement and shall expire no later than five (5) years from the date of grant. In addition, the applicable Option Agreement shall provide that, in the event of a Termination of Employment, the then unexpired portion of the Option shall terminate no later than the date of Termination of Employment; provided, however, that in the case of a Participant whose Termination of Employment is due to death, the then unexpired portion of the Option shall terminate no later than one (1) year from the date of Termination of Employment.

         3.4 Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Option Agreement or by amendment thereto, including, but not limited to, cash or, if the Option Agreement provides, (i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; or (ii) in a cashless exercise through a broker. The holder of an Option, as such, shall have none of the rights of a stockholder.

         3.5 Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Option Agreement; provided, however, except as otherwise provided by the Plan, that subsequent to the grant of an Option, the Committee, at any time before its expiration or cancellation, may accelerate the time or times at which such Option may be exercised in whole or in part and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Option Agreement to the contrary.

         3.6 Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3, any Option issued in substitution for an Option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued Option being replaced thereby.

         3.7 Treatment of Awards Upon Termination of Employment. Any award under this Plan to a Participant who suffers a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Option Agreement or, in the absence of such provision, as the Committee may determine thereafter. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to adjust the award.

                         SECTION 4  GENERAL PROVISIONS

         4.1     Changes in Capitalization; Merger; Liquidation.

         (a) The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option; and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of such Stock to holders of outstanding shares of such Stock or any other increase or decrease in the number of shares of such Stock outstanding effected without receipt of consideration by the Company to the extent that Participant's proportionate interest shall be maintained as before the occurrence of the event.

         (b) In the event of a merger, consolidation, extraordinary dividend, reorganization or other change in the capital structure of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to Options and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new options, the acceleration of Options, the early expiration of Options, the removal of restrictions on outstanding Options or the cash-out of the Options, in cash or in kind, based upon the Fair Market Value of the Stock determined as of a date within thirty (30) days immediately prior to the transaction, all as may be provided in the applicable Option Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend, reorganization, other change or tender offer.

         (c) The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section 4.1 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

         4.2 Right to Terminate Services. Nothing in the Plan or in any Option shall confer upon any Participant the right to continue as an employee, officer, consultant or a member of the Board of Directors of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's relationship with the Company or any of its affiliates at any time.

         4.3 Restrictions on Delivery and Sale of Shares; Legends. Each Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of such Stock pursuant to an Option, that the Participant or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

         4.4 Nonalienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

         4.5 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Option shall adversely affect the rights of the Participant under such Option.

         4.6 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

         4.7 Effective Date of Plan. The Plan shall become effective upon the date the Plan is approved by the Board of Directors of the Company; provided, however, that the grant of any Option prior to stockholder approval shall be conditioned upon receipt of subsequent stockholder approval within twelve months of the Plan's effective date.

         4.8 Term. Unless terminated by the Board of Directors as of any earlier date, the Plan shall expire on the tenth anniversary of the Plan's effective date.

                                HABERSHAM BANCORP

                                By: /s/ David D. Stovall
                                    -------------------------------------------

                                Title: President and Chief Executive Officer
                                       ----------------------------------------
ATTEST:

/s/ Edward D. Ariail
-------------------------
Secretary
         [CORPORATE SEAL]

                           [LOGO] HABERSHAM
                                  BANCORP

                                                                      APPENDIX B

                              HABERSHAM BANCORP
                                    PROXY
                     SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 20, 1996


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
The undersigned shareholder of Habersham Bancorp (the "Company") hereby appoints David B. Stovall and Edward D. Ariail as proxies with full power of substitution, acting unanimously or by either of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Central Office of the Company, Highway 441
North, Cornelia, Georgia on Saturday, April 20, 1996 at 1:00 p.m. and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the "Proxy
Statement"), receipt of which is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

PROPOSAL 1:      To elect the nominees listed below to serve as directors of the Company for the ensuing year:

                 Thomas A. Arrendale, Jr., Thomas A. Arrendale III, James J. Holcomb, James A. Stapleton, Jr., David D.
                 Stovall, C. Kenneth White and Calvin R. Wilbanks


                                  FOR all nominees                                   WITHHOLD AUTHORITY
                 ---------        listed above                      ---------        to vote for all
                                  (except as indicated                               nominees listed
                                  to the contrary below).                            above.

INSTRUCTION:     To withhold authority for any individual nominees, mark "FOR" above, and write that nominee's name in the space below:

                 --------------------------------------------------------------------

PROPOSAL 2:      To approve the Habersham Bancorp 1996 Employee Incentive Stock Option Plan.

                            FOR                      AGAINST                   ABSTAIN
                 ---------                 --------                 ---------

         This proxy, when properly executed, will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR Proposals 1 and 2.

         Discretionary authority is hereby conferred as to all other matters which may come before the meeting.

                                                                    Dated:                            , 1996
                                                                             -------------------------
                                                                             (Be sure to date your Proxy)


                                                                    --------------------------------------------------
                                                                                Name(s) of Shareholder(s)


                                                                    --------------------------------------------------
                                                                               Signature(s) of Shareholder(s)

         If stock is held in the name of more than one person, all holders should sign.  Signatures must correspond exactly with the name or names appearing on the stock certificate(s).  When signing as attorney, executor, adminstrator, trustee, guardian or custodian, please indicate the capacity in which you are acting.  If a corporation, please sign in full corporate name by the President or other authorized officer.  If a partnership, please sign in name by authorized person.

         Please mark, date and sign this Proxy, and return it in the enclosed return-addressed envelope.  No postage is necessary.

                                             PLEASE RETURN PROXY AS SOON AS POSSIBLE
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